Intangible Assets, Net - Schedule of Amortization Expense (Details)	Dec. 31, 2025 USD ($)
Schedule of Amortization Expense [Abstract]
2026	$ 11,000
2027	11,000
2028	11,000
2029	11,000
2030	10,083
TOTAL	$ 54,083